UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 12, 2021 (April 11, 2021)

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant's principal executive office)	(Zip code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MKTY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Company’s indirect subsidiary, EcoChain Block, LLC (“EcoChain Block”), executed and entered into a purchase agreement, dated April 11, 2021 (the “Purchase Agreement”), providing for the purchase of equipment which is expected to deliver throughput of 11.2 Pethash in SHA-256 Bitcoin miners and 235 Gigahash in Scrypt Litecoin miners. The total purchase price payable for these miners is $702,700, $507,850 which is being paid, in cash, and the remaining portion which will be paid by the issuance of restricted shares of the Company’s common stock having an aggregate value of $194,850. The seller of the equipment has agreed to host the equipment temporarily until such time as the equipment is placed into our own facility. Power used by us in connection with our operation of the equipment will be charged to us by the seller, at cost, and is expected to average 2.3 cents kwh for 83% up time with a nominal overhead charge to reimburse for certain operating costs. The consummation of the transactions described in the Purchase Agreement is expected to occur on April 12, 2021.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of such Purchase Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”), and which is incorporated herein in its entirety by reference. Certain identified information has been redacted from Exhibit 10.1 because it is both not material and is the type that the Company treats as private or confidential.

Item 8.01 Other Events.

On April 12, 2021, the Company issued a press release announcing EcoChain Block’s execution and entering into the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

This Form 8-K and Exhibit 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by its management. These statements are not guaranties of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Purchase Agreement, dated April 11, 2021.#
99.1	Press Release of Mechanical Technology, Incorporated dated April 12, 2021.

# Portions of this Exhibit have been omitted.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED

Date: April 12, 2021	By:	/s/ Jessica L. Thomas
	Name:	Jessica L. Thomas
	Title:	Chief Financial Officer